SMITH CORONA CORPORATION

                       FIRST AMENDMENT TO
              DEBTOR-IN-POSSESSION CREDIT AGREEMENT


          This FIRST AMENDMENT TO DEBTOR-IN-POSSESSION CREDIT AGREEMENT (this "Amendment") is dated as of July 24, 1995 and entered into by and among SMITH CORONA CORPORATION, a Delaware corporation, as debtor and debtor-in-possession (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders") and CHEMICAL BANK, a New York banking corporation, as agent for the Lenders (in such capacity, the "Agent"), and, for purposes of Section 7 hereof, the Credit Support Parties (as hereinafter defined) named on the signature pages hereto, and is made with reference to that certain Debtor-In-Possession Credit Agreement dated as of July 10, 1995 (the "Credit Agreement"), by and among the Borrower, the Lenders and the Agent. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                            RECITALS

          WHEREAS, the Borrower, the Lenders and the Agent desire to amend the Credit Agreement to provide, among other things, that Revolving Credit Loans in an aggregate principal amount of $3,000,000 shall be converted to, and maintained as, term loans under the Credit Agreement in order that such term loans may be secured by the Mortgage;

          NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:


          Section 1.  AMENDMENTS TO THE CREDIT AGREEMENT

          1.1      Amendments to Section 1: Definitions.

          A. Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions in proper alphabetical order:

          "`First Amendment': that certain First Amendment to
  Debtor-In-Possession Credit Agreement dated as of July 24,
  1995."

          "`First Amendment Effective Date': the date the First
  Amendment becomes effective in accordance with its terms."

          "`Term Loan Commitment': as to any Lender, the obligation of such Lender to convert Revolving Loans to, and maintain as, Term Loans in accordance with subsection 2.25 in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1, as such amount may be reduced from time to time in accordance with the provisions of this Agreement."

          "`Term Loans': the Loans converted to, and maintained as, term loans pursuant to subsection 2.25."

          "`Term Notes': as defined in subsection 2.25(b)."

          "`Revolving Credit Commitment': as to any Lender, the obligation of such Lender to make Revolving Credit Loans to, or issue or participate in Letters of Credit for the account of the Borrower in an aggregate principal amount not to exceed the amount set forth opposite such Lender's name on Schedule 1.1, as such amount may be reduced from time to time in accordance with the provisions of this Agreement."

          B. The definition of "Commitment" contained in subsection 1.1 of the Credit Agreement is hereby amended and restated as follows:

               "`Commitment': as to any Lender, the sum of its Term Loan Commitment and its Revolving Credit Commitment."

          C.   The definition of "Loans" contained in
  subsection 1.1 of the Credit Agreement is hereby amended by inserting the parenthetical "(including the Term Loans and the Revolving Credit Loans)" immediately after the word "loan" in such definition.

          D.   The definition of "Notes" contained in
  subsection 1.1 of the Credit Agreement is hereby amended by inserting the phrase "and the Term Notes" immediately after the phrase "Revolving Credit Notes."

          1.2  Amendments to Section 2: Amount and Terms of
  Commitments

          A. Subsection 2.1 of the Credit Agreement is hereby amended by (i) inserting the phrase "Revolving Credit" immediately before the word "Commitment" in clause (i) of the first sentence thereof and immediately after the phrase "Borrower may use the" in the second sentence thereof and (ii) deleting the phrase "Maximum Available Credit in effect at such time" and substituting therefor the phrase "remainder of the Maximum Available Credit in effect at such time minus the aggregate principal amount of Term Loans outstanding at such time."

          B. Subsection 2.2 of the Credit Agreement is hereby amended by inserting the phrase "Revolving Credit" immediately before the word "Commitment" in clause (a) therein.

          C. Subsection 2.3 of the Credit Agreement is hereby amended by inserting the phrase "Revolving Credit" (i) immediately before the word "Commitments" in the first sentence thereof and (ii) immediately after the phrase "Each borrowing under the" in the second sentence thereof.

          D. Subsection 2.5 of the Credit Agreement is hereby amended by adding the following sentence at the end of such subsection:

               "Any reduction in the Commitments shall be applied
               first to the Revolving Credit Commitments and then
               to the Term Loan Commitments."

          E. Subsection 2.6 of the Credit Agreement is hereby amended by adding the following at the end thereof:

                   "(e) All payments and prepayments of the Loans
               shall be applied first to the Revolving Credit
  Loans
               and then to the Term Loans."

          F. Section 2 of the Credit Agreement is hereby amended by adding the following subsection 2.25 at the end thereof:

                   "2.25 Term Loan. (a) Subject to
  the terms and conditions hereof, each Lender hereby agrees to convert to Term Loans, on the First Amendment Effective Date, Revolving Credit Loans in an aggregate principal amount equal to the amount of such Lender's Term Loan Commitment and to maintain such Loans as Term Loans hereunder. Term Loans repaid or prepaid may not be reborrowed. All Term Loans shall be paid in full on the Termination Date. The amount of a Lender's Term Loan Commitment shall be automatically reduced on the date, and in the amount, of any payment of such Lender's Term Loans.

                   (b) The Term Loans made by each
  Lender shall be evidenced by a promissory note substantially in the form of Exhibit N, with appropriate insertions as to payee, date and principal amount (a "Term Note"), payable to the order of such Lender and in a principal amount equal to the lesser of (i) the initial Term Loan Commitment of such Lender and (ii) the aggregate unpaid principal amount of all Term Loans made by such Lender. Each Lender is hereby authorized to record the date and amount of each payment or prepayment of principal of the Term Loan made by such Lender on the schedule annexed to and constituting a part of its Term Note, and any such recordation shall constitute prima facie evidence of the accuracy of such information so recorded; provided that failure to make any such recordation, or any error in such recordation, shall not affect the rights of such Lender or the Borrower's obligations in respect of the applicable Term Loans. Each Term Note shall (x) be dated the First Amendment Effective Date, (y) be stated to mature on the Termination Date and (z) provide for the payment of interest in accordance with subsection 2.7.

          Section 2.    AMENDMENTS TO SCHEDULES.

          Schedule 1.1 of the Credit Agreement is hereby amended by deleting it in its entirety and substituting in place thereof a new Schedule 1.1 in the form of Annex I to this Amendment.

          Section 3.    AMENDMENTS TO EXHIBITS.

          The Credit Agreement is hereby amended by adding as Exhibit N thereto the form of Term Note attached as Annex II hereto.

          Section 4.    CONSENT.

          The Lenders hereby consent to the Borrower entering into (a) a Construction, Operation and Maintenance of Sewer Easement and License Agreement in the form attached hereto as Annex III, (b) a License Agreement in the form attached hereto as Annex IV, (c) an Easement and License Agreement in the form attached hereto as Annex V, (d) an Easement, License & Maintenance Agreement in the form attached hereto as Annex VI, and (e) an Easement Agreement in the form attached hereto as Annex VII; provided that prior to, or concurrent with, the effectiveness of such agreements, the J.M. Murray Contract shall become effective and the sale contemplated thereby shall have been consummated.

          Section 5.    CONDITIONS TO EFFECTIVENESS

          Sections 1, 2 and 3 of this Amendment shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "First Amendment Effective Date"):

          A. The Agent shall have received counterparts of this Amendment executed by the Borrower, each Lender and the Agent and written or telephonic notification of such execution and authorization of delivery thereof.

          B. The Agent shall have received executed term notes, substantially in the form attached hereto as Annex II, drawn to the order of each Lender and with appropriate insertions.


          C. The Agent shall have received a counterpart of the Mortgage, duly executed by the Borrower.

          D. The Bankruptcy Court shall have approved the execution of this Amendment, and the consummation of the transactions contemplated hereby, by the Borrower.

          Section 6.    REPRESENTATIONS AND WARRANTIES

          In order to induce the Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to each Lender that the following statements are true, correct and complete:

          A. Corporate Power and Authority. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (the "Amended Agreement").

          B. Authorization of Agreements. The execution and delivery of this Amendment and the performance of the Amended
  Agreement have been duly authorized by all necessary corporate action on the part of the Borrower.

          C. No Conflict. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate or Articles of Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of the Borrower or any of its Subsidiaries (other than any Liens created under any of the Loan Documents in favor of the Agent on behalf of the Lenders), or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of the Borrower or any of its Subsidiaries.

          D. Governmental Consents. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body.

          E. Binding Obligation. This Amendment and the Amended Agreement have been duly executed and delivered by the Borrower and are the legally valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

          F. Incorporation of Representations and Warranties From Credit Agreement. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          G. Absence of Default. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default.

          Section 7.    ACKNOWLEDGEMENT AND CONSENT

          Borrower is a party to the Security Agreement and the Borrower Pledge Agreement pursuant to which the Borrower has created Liens in favor of the Agent on certain Collateral to secure the Obligations. Each Subsidiary Guarantor is party to the Subsidiary Guaranty pursuant to which the Subsidiary Guarantors have guarantied the Obligations. The Subsidiary Guarantors party to the Guarantor Pledge Agreement have created Liens in favor of the Agent to secure the obligations of such Subsidiary Guarantor under the Subsidiary Guaranty. The Borrower and the Subsidiary Guarantors are collectively referred to herein as the "Credit Support Parties."

          Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Credit Agreement and this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Collateral Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all "Obligations," "Guarantied Obligations" and "Secured Obligations," as the case may be (in each case as such terms are defined in the applicable Collateral Document), including without limitation the payment and performance of all such "Obligations," "Guarantied Obligations" or "Secured Obligations," as the case may be, in respect of the Obligations of the Borrower now or hereafter existing under or in respect of the Amended Agreement and the Notes.

          Each Credit Support Party acknowledges and agrees that any of the Collateral Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment. Each Credit Support Party represents and warrants that all representations and warranties contained in the Amended Agreement and the Collateral Documents to which it is a party or otherwise bound are true, correct and complete in all material respects on and as of the First Amendment Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

          Each Credit Support Party (other than the Borrower) acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Credit Support Party is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Credit Support Party to any future amendments to the Credit Agreement.

          Section 8.    MISCELLANEOUS

          A. Reference to and Effect on the Credit Agreement and the Other Loan Documents.

          (i) On and after the First Amendment Effective Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

          (ii) Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or any Lender under, the Credit Agreement or any of the other Loan Documents.

          B. Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses as described in subsection
  9.5 of the Credit Agreement incurred by Agent and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

          C. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

          D.   Applicable Law.  THIS AMENDMENT SHALL BE
  GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE
  WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT
  REGARD TO CONFLICTS OF LAWS PRINCIPLES.

          E. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

            [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                SMITH CORONA CORPORATION,
                                as debtor and debtor-in-possession


                                By:

                                Title:



                                CHEMICAL BANK, as
                                Agent and as a Lender


                                By:

                                Title:



                                BANK OF AMERICA ILLINOIS


                                By:

                                Title:




                                SCM (UNITED KINGDOM) LIMITED,
  (for purposes of Section 7 only) as a Credit Support Party


                                By:

                                Title:



                                SMITH CORONA OVERSEAS
                                HOLDINGS, INC., (for purposes of
  Section 7 only) as a Credit Support Party


                                By:

                                Title:



                                SMITH CORONA (UNITED KINGDOM,
  LIMITED, (for purposes of Section 7 only) as a Credit Support
  Party


                                By:

                                Title:

                             ANNEX I

                          SCHEDULE 1.1

                           COMMITMENTS


                   Revolving Credit Commitment
                      Term Loan Commitment


                    Amount     Percentage   Amount    Percentage
  Chemical Bank   $13,125,000    62.50%   $1,875,000    62.50%
  Bank of America
   Illinois         7,875,000    37.50%    1,125,000    37.50%

  Total            21,000,000      100%   $3,000,000      100%

                            ANNEX II

                            EXHIBIT M

                             FORM OF
                            TERM NOTE



  $____________                               New York, New York
                                              ____________, 1995


    FOR VALUE RECEIVED, the undersigned, Smith Corona
  Corporation, a Delaware corporation, as debtor and debtor-in-possession (the ``Borrower''), hereby unconditionally promises to pay to the order of _______________ (the ``Lender'') at the office of Chemical Bank, located at 270 Park Avenue, New York, New York 10017, in lawful money of the United States of America and in immediately available funds, on the Termination Date the principal amount of (a)_____________ DOLLARS ($___________), or, if less, (b) the aggregate unpaid principal amount of all Term Loans made by the Lender to the Borrower pursuant to subsection 2.5 of the Credit Agreement, as hereinafter defined. The Borrower further agrees to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding at the rates and on the dates specified in subsections 2.7 and 2.9 of such Credit Agreement.

    The holder of this Note is authorized to endorse on the schedules annexed hereto and made a part hereof or on a continuation thereof which shall be attached hereto and made a part hereof the date and amount of each payment or prepayment of principal of the Term Loans. Each such endorsement shall constitute prima facie evidence of the accuracy of the information endorsed. The failure to make any such endorsement shall not affect the rights of the Lender or the obligations of the Borrower in respect of such Term Loan.

    This Note (a) is one of the Term Notes referred to in the Debtor-in-Possession Credit Agreement dated as of July 10, 1995 (as amended to the date hereof and as further amended, supplemented or otherwise modified from time to time, the ``Credit Agreement''), among the Borrower, the Lender, the other banks and financial institutions from time to time parties thereto and Chemical Bank, as agent, (b) is subject to the provisions of the Credit Agreement and (c) is subject to optional and mandatory prepayment in whole or in part as provided in the Credit Agreement.

    Upon the occurrence of any one or more of the Events of Default, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable, all as provided in the Credit Agreement.

    All parties now and hereafter liable with respect to this Note, whether maker, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.

    Unless otherwise defined herein, terms defined in the Credit
  Agreement and used herein shall have the meanings given to them in the Credit Agreement.

    THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED AND
  INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW
  YORK.

  SMITH CORONA CORPORATION, as
                                 debtor and debtor-in-possession


                              By:

                              Name:
                              Title: